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                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-71851) of Algos Pharmaceutical Corporation (a development stage enterprise) of our report dated March 4, 1999 relating to the financial statements appearing in this Form 10-K/A.



PRICEWATERHOUSECOOPERS LLP


Florham Park, New Jersey
April 30, 1999



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